UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Approval of 2013 Directors' Equity Incentive Plan and New Form of Award Agreement

On June 27, 2013 at Christopher & Banks Corporation's (the "Company") Annual Meeting of Stockholders (the "Annual Meeting"), the stockholders of the Company approved the Company's 2013 Directors' Equity Incentive Plan (the "Plan"), which provides for the issuance of up to 500,000 shares of the Company's common stock to the Company's non-employee directors ("Non-Employee Directors").

In connection with the adoption of the Plan and the election of directors at the Annual Meeting, each of the seven Non-Employee Directors were issued, effective the close of business on June 27, 2013, a restricted stock award of 10,401 shares of the Company's common stock, representing approximately $70,000 on the date of grant (the "Awards") and subject to forfeiture restrictions.

Each of the Awards is to be evidenced by a restricted stock agreement (the "Award Agreement") to be entered into by the Company and by the Non-Employee Director. The Award Agreement provides that the forfeiture restrictions will lapse as to all of the restricted shares on June 27, 2014 or, if earlier, the date of the Company's 2014 Annual Meeting of Stockholders.

A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the Plan can be found in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 14, 2013.

A copy of the form of restricted stock agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Award Agreement included in this Form 8-K is qualified in its entirety by reference to the attached restricted stock agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan.
	10.2	Form of Christopher & Banks Corporation Restricted Stock Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 28, 2013	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan.
10.2	Form of Christopher & Banks Corporation Restricted Stock Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan.

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